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Exhibit 10.5

                                CLIENT AGREEMENT

                          BusinessDevelopment.com, LLC
                         253 West 28th Street, 2nd Floor
                            New York, New York 10001


As of December 13, 2000


David Devor, Chief Operating Officer
Essential Reality, LLC
253 West 28th Street, Second Floor
New York, NY 10001


Dear Mr. Devor:

This letter agreement (the "Letter Agreement") affirms our mutual understanding regarding the business relationship between Essential Reality, LLC ("Client") and BusinessDevelopment.com, LLC ("bd.com").

The parties agree that the parameters of bd.com's services and obligations to Client are described more fully below and that the general terms governing this Letter Agreement are described more fully on Attachment A hereto.

bd.com shall use commercially reasonable efforts to introduce Client to certain business relationships of bd.com as shall be mutually determined by Client and bd.com ("Prospect(s)"), for the purpose of facilitating, joint ventures, strategic alliances, partnerships and/or any revenue generating business opportunity or relationships, including licensing arrangements and/or other transactions ("Transaction(s)") with Client.

The parties further agree that bd.com's compensation for its efforts on behalf of Client shall be (i) a non-refundable monthly retainer of $6,000 USD ("Retainer") paid to bd.com upon the execution of this Letter Agreement and continuing until either party shall notify the other, by at least thirty (30) days notice, in advance, in writing, of its intention to terminate this Agreement; and (ii) for any Transaction(s) consummated with any of the Companies bd.com shall receive such other compensation as shall determined by mutual agreement; PROVIDED, HOWEVER, that the parties hereto agree that the services to be provided by bd.com hereunder are valuable and integral to the growth and development of the Client and that bd.com's provision of the services called for hereunder constitute services substantially different in form and substance than traditional consulting services and as such bd.com shall not be compensated in form or amount as would a traditional consultant providing services appearing to be similar to the services to be performed by bd.com hereunder. Furthermore, the parties hereby agree that the form of compensation to bd.com for the provision of the services contemplated hereunder shall be in the form of cash, equity in the Client or a combination of both, to be determined by mutual agreement by the parties and Client and bd.com hereby agree that Client shall not enter into any Transaction unless and until Client and bd.com negotiate in good faith the terms of a written agreement which sets forth bd.com's compensation resulting from such Transaction. If the parties cannot agree on the terms of bd.com's compensation, the compensation shall be determined by arbitration pursuant to the provisions of Section 8 of Attachment A, with the arbitrators determining bd.com's compensation based upon the fair market value of the services provided and the benefit received by Client; PROVIDED, HOWEVER, that bd.com shall also be entitled to reimbursement of all fees in such arbitration and a 20% premium on its compensation if the Client elects to proceed with such Transaction before a written agreement is reached with bd.com on its compensation.


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Client shall keep bd.com informed and provide bd.com with any and all information, notices and updates regarding its ongoing negotiations, discussions, meetings, relationships and current and future dealings and/or arrangements relating to or arising from the services provided by bd.com hereunder, including without limitation, the consummation of any contract, agreement, deal, transaction, partnership, alliance or other contractual relationship resulting from or relating to such services.

The parties further agree, that this Letter Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and shall only apply to the introductions and/or related services enumerated herein ("bd.com Services"). Any other introductions or related services, whether in addition to or in replacement of any of the bd.com Services, shall be negotiated and agreed to by the parties prior to any such introduction or related service, and the terms of such introductions or related services, including, without limitation, the compensation arrangement, shall be set forth on an Annex 1 ("Annex 1") which shall be attached to and become part of this Letter Agreement. Furthermore, any transaction, whether with an entity specified herein or with any other entity that bd.com introduces to or identifies to the Client, which is other than a Transaction(s) as contemplated herein, including any and all business combinations (such transactions, an "Other Transaction"), shall be negotiated in good faith or agreed to by the parties prior to the consummation of any such Other Transaction and the terms of such Other Transaction and the services associated therewith, including, without limitation, bd.com's compensation therefore, shall be set forth on such Annex 1 which shall be attached to and become part of this Letter Agreement. The terms and provisions of this Letter Agreement, including, without limitation, the arbitration provisions of Section 8 of Attachment A, shall govern any such new introductions or related services, as well as the compensation arrangements, agreed to and listed on Annex 1 in the event the parties can not agree on bd.com's compensation; PROVIDED, HOWEVER, that bd.com shall also be entitled to reimbursement of all fees in such arbitration and a 20% premium on its compensation if the Client elects to proceed with such Transaction before a written agreement is reached with bd.com on its compensation.

Either party shall have the right to cancel this Letter Agreement at any time upon 30 days' written notice to the other party. The parties agree, however, that termination of this Letter Agreement shall not affect any rights of bd.com or obligations by Client that accrue prior to termination or those which survive termination of this Letter Agreement, including but not limited to those rights and obligations included in any and all attachments to this Letter Agreement. The compensation to be earned by bd.com for any services performed prior to the termination of this Letter Agreement shall survive termination of this Letter Agreement, even if the relationship between the Client and a party to whom bd.com has introduced Client prior to termination of this Letter Agreement is formalized or otherwise develops within two (2) years subsequent to the termination of this Letter Agreement.

Your signature below indicates your agreement with the terms and conditions contained herein. We look forward to working with you.


                                Very truly yours,

                                BusinessDevelopment.com, LLC


                                By:
                                   -------------------------------
                                    Michael Alpert
                                    President & CEO





Agreed to and Accepted:

Essential Reality, LLC

By:
    ---------------------------------
    Name:
    Title:


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                                 ATTACHMENT "A"

                               GENERAL PROVISIONS



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1.         INDEPENDENT CONTRACTOR. bd.com and Client acknowledge that they are independent contractors and that no employer/employee or joint venture relationship is created by the Letter Agreement. Other than bd.com acting as Client's representative in respect of the services described on this Attachment A to the Letter Agreement, bd.com does not have any right to act on behalf of Client or to represent that it has such right or authority, unless expressly provided by prior written agreement signed by Client and bd.com. All services performed by bd.com shall be at such times and in such manner as bd.com shall determine.

2. REPRESENTATIONS AND WARRANTIES. (a) Each party has taken all corporate action necessary for the authorization, execution and delivery of this Letter Agreement and this Letter Agreement constitutes the legal, valid and binding obligation of both parties, enforceable against each other in accordance with its terms except as enforcement may be limited by any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and except as enforcement may be limited by general principles of equity.

(b) Client shall provide bd.com with such information about Client as bd.com shall reasonably request. No document, exhibit, schedule, statement, certificate or other writing furnished to bd.com by or on behalf of Client, pursuant to this Letter Agreement or otherwise, will contain, any untrue statement of a material fact or will omit to state a material fact necessary to make the statements contained herein and therein not misleading.

3. INDEMNITY. Client shall indemnify, defend and hold bd.com (and its members, directors, officers, employees, agents, affiliates, controlling parties and representatives on Client's Board of Directors) harmless from and against all claims, liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the performance of its obligations under this Letter Agreement other than those resulting from the gross negligence or willful misconduct of bd.com or its representatives.

4. ASSIGNMENT OF RIGHTS. Neither party shall be entitled to assign its rights or obligations under this Letter Agreement without the express written consent of the other party; PROVIDED, however, that the rights and obligations of bd.com hereunder may, in whole or in part, be sold, transferred or assigned by bd.com to any parent, subsidiary, affiliated or successor entity.

5. NONSOLICITATION. Client agrees not to solicit or hire any of bd.com's employees or former employees, without bd.com's prior written consent, during the course of this Letter Agreement and for a period of one (1) year thereafter.

6. NON-EXCLUSIVE RELATIONSHIP. (a) The parties acknowledge that this Letter Agreement does not create an exclusive relationship between them and that bd.com is not precluded from providing similar services to a competitor or potential competitor of Client and Client is not precluded from retaining a competitor or potential competitor of bd.com to provide Client with similar services.

(b) Client further acknowledges that introductions, strategic relationships and/or joint ventures facilitated on behalf of Client pursuant to the services provided under the Letter Agreement may be provided to and on behalf of another client of bd.com and that bd.com may be receiving compensation from such other client as well for the introduction and facilitation of any such relationships. Client further acknowledges and agrees that in any such event of the provision of services hereunder involving the Client and another client of bd.com, that bd.com shall be deemed to have used its good faith best efforts in facilitating the subject relationship between both such clients of bd.com in a fair manner and Client shall have no claim against bd.com asserting otherwise.

7. PRESS RELEASES; PUBLIC DISCLOSURE. (a) During the term of this agreement, bd.com shall be able to issue press releases and other marketing or other written materials in respect of bd.com's services provided to Client, after obtaining prior approval from Client. bd.com shall send Client a copy of each communication promptly following release of such information.


(b) bd.com may post on their Web site the Client's name (including any logos, trademarks or other intellectual property) and a description of their business purpose.

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(c)              Notwithstanding anything contained herein to the contrary, nothing contained herein shall be construed as limiting bd.com's ability to make use of any information provided to bd.com by Client in connection with carrying out its services hereunder.

(d) Client agrees that under no circumstances shall it issue any press releases, make any posting on their Web site(s) or make any communication or otherwise disseminate any information in any manner whatsoever, that relates, whether directly or indirectly, to, bd.com, any relationship between bd.com and Client, any of the services, introductions or transactions discussed herein or resulting herefrom, or in any way relating to or arising from the subject matter of this Letter Agreement, without bd.com's prior written consent.

8. ARBITRATION OF ALL DISPUTES. Any controversy or claim arising out of or relating to this Letter Agreement shall be settled by arbitration in the City of New York, State of New York, by a panel of three arbitrators, one of whom shall be appointed by Client, one by bd.com and the third of whom shall be appointed by the first two arbitrators. If the first two arbitrators cannot agree on the appointment of a third arbitrator, then the third arbitrator shall be appointed by the American Arbitration Association. The arbitration shall be conducted in accordance with the American Arbitration Association, except with respect to the selection of arbitrators which shall be as provided in this Section. The cost of any arbitration proceeding hereunder shall be borne equally by Client and bd.com; PROVIDED, HOWEVER, that Client and bd.com shall be responsible for the attorneys' fees and expenses of their respective counsel. In the absence of fraud, the award of the arbitrators shall be binding upon the parties and judgment thereon may be entered in any court having jurisdiction thereof.

9. ENTIRE LETTER AGREEMENT; AMENDMENT. This Letter Agreement, sets forth the entire understanding of the parties with respect to the subject matter hereof, and supersedes all existing agreements between them concerning such subject matter. No amendment to or modification of this Letter Agreement shall be valid or binding unless made in writing and signed by the party against whom enforcement thereof is sought.

10. EXPENSES. Except as otherwise specifically provided in this Letter Agreement, Client and bd.com will bear their own expenses in relation to this Letter Agreement and the matters contemplated hereby.

11. NOTICE. All notices or other communications required or permitted by this Letter Agreement shall be in writing and effective when received, and delivery shall be made personally or by (a) registered or certified mail, return receipt requested, postage prepaid, or (b) a nationally recognized courier or
(c) confirmed facsimile transmission, addressed to the other party at the address set forth in this Letter Agreement.

12. WAIVERS. No course of dealing nor any delay on the part of any party hereto in exercising any rights hereunder shall operate as a waiver of any such rights. No waiver of any default or breach of this Letter Agreement shall be deemed a continuing waiver or a waiver of any other breach or default.

13. GOVERNING LAW. This Letter Agreement shall be governed, interpreted and construed in accordance with the laws of the State of New York without giving effect to its laws governing the conflicts of laws.

14. INVALIDITY. If any clause, paragraph, section or part of this Letter Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or affect any other clause, paragraph, section or part of this Letter Agreement.

15. COUNTERPARTS. This Letter Agreement may be executed simultaneously in two or more counterparts, which may be by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16. SURVIVAL. The provisions of Sections 3, 5, 7 and 8 and shall survive the termination of this Letter Agreement.


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AMENDMENT   TO  THAT   CERTAIN   LETTER   AGREEMENT   EXECUTED  BY  AND  BETWEEN
BUSINESSDEVELOPMENT.COM, LLC AND ESSENTIAL REALITY, LLC

                  THIS FIRST AMENDMENT TO CLIENT AGREEMENT (this "Amendment") is made and entered into as of the 1st day of September, 2001, by and between ESSENTIAL REALITY, LLC ("Client"), and BUSINESSDEVELOPMENT.COM, LLC ("bd.com").

                              BACKGROUND STATEMENT

                  A. Client and bd.com entered into that certain Client Agreement dated as of December 13, 2000 ("Client Agreement").

                  B. Client and bd.com have now agreed to modify the Client Agreement and amend it as set forth in this Amendment.

                             STATEMENT OF AGREEMENT

                  NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Client and bd.com hereby covenant and agree as follows:

                  1. DEFINED TERMS. Except as otherwise expressly defined in this Amendment, all capitalized terms herein will have the same meaning herein as ascribed to such terms in the Client Agreement.

                  2. RETAINER. The Retainer shall be equal to a monthly retainer having a current total value of $15,000 USD, payable, in full, in cash, beginning September 1, 2001 and, thereafter, within fifteen (15) days after the end of each month.

                  3. REVENUE SHARE. With respect to any Transaction directly or indirectly with a Prospect resulting from an introduction by BD during the term of the Client Agreement (whether or not the Client Agreement has been terminated prior to the time such Transaction is consummated or entered into), Client shall pay to BD a fee equal to a percentage of the revenues that Client receives, or has the right to receive from or as a result of the Transaction ("Gross Proceeds"), payable in the form of cash and/or warrants, for 3 years from the date Client receives it's first payment of such Gross Proceeds (such fee, the "Revenue Share"). The Revenue Share shall be mutually agreed to by BD and Client prior to the consummation of any Transaction but in no event shall the percentage of such Revenue Share exceed 4%.

                  4. EXPENSES. Client hereby agrees that irrespective of any other compensation agreements reached with bd.com, Client shall reimburse bd.com for all expenses incurred by bd.com in connection with the performance of its services pursuant to the Client Agreement which have been previously approved by Client.

Except as amended hereby, the Client Agreement, including the compensation arrangements set forth therein not otherwise modified hereby, shall remain in full force and effect.

                  IN WITNESS WHEREOF, Client and bd.com have executed and delivered this Amendment as of the day and year first above written.
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BUSINESSDEVELOPMENT.COM, LLC                       ESSENTIAL REALITY, LLC

By:                                                By:
   -------------------------------------------         --------------------------------------
   President & CEO                                 Name:
   Date:                                           Title:
                                                   Date:

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